SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                     FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 12, 1994
                Date of Report (Date of earliest event reported):


                              TRANSCO ENERGY COMPANY
              (Exact name of registrant as specified in its charter)


                Delaware                   1-7513           74-1758039
      (State or other jurisdiction       (Commission       (IRS Employer
            of incorporation)           File Number)    Identification No.)

          2800 Post Oak Blvd.,
             Houston, Texas                            77056
     (Address of principal executive offices)       (Zip Code)


     Registrant's Telephone Number, including area code:  (713) 439-2000







         Item 5.  Other Events

              On December 12, 1994, Transco Energy Corporation, a Dela-ware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with The Williams Com-panies, Inc., a Delaware corporation ("Williams"), and WC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Williams ("Sub"), pursuant to which Williams agreed to commence a cash tender offer (the "Offer") to acquire up to 24,600,000 shares of Common Stock, par value $.50 per share, of the Company ("Company Common Stock"), together with attached common stock purchase rights, or approximately 60 percent of the outstanding shares of Company Common Stock, at a price of $17.50 per share, net to the seller in cash. The Offer is conditioned upon, among other things, at least 20,900,000 shares of Company Common Stock having been validly tendered pursuant to the Offer and not withdrawn prior to the expiration of the Offer, and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and associated rules.

              Following the Offer, Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Williams (the "Merger"). In connection with the Merger, each share of Company Common Stock (other than shares then owned by Williams or the Company and dissenting shares) will be converted into the right to receive .625 of a share of Common Stock, par value $1.00 per share ("Williams Common Stock") (or a combination of Williams Common Stock and cash if fewer than 24,600,000 shares of Company Common Stock (subject to a minimum of 20,900,000 shares) are acquired in the Offer)). In addition, each share of the Company's $3.50 Series Cumulative Convertible Preferred Stock will be converted into a share of Williams $3.50 Series Cumulative Convertible Preferred Stock (the "Williams $3.50 Preferred"), which share initially will be convertible into 1.5625 of a share of Williams Common Stock, and each share of the Company's $4.75 Series Cumulative Convertible Preferred Stock will be converted into a share of Williams $4.75 Series Cumulative Convertible Preferred Stock (the "Williams $4.75 Preferred"), which share initially will be convertible into .5588 shares of Williams Common Stock.

              The Merger Agreement is attached as Exhibit 1 hereto and its terms, including all exhibits and appendices thereto, are incorporated herein by reference. The Forms of Certificate of Designation, Preferences and Rights of each of the Williams $4.75 Preferred and the Williams $3.50 Preferred are attached as Exhibit 3.2(c)-1 and Exhibit 3.2(c)-2 to the Merger Agree-ment, respectively, and their terms are incorporated herein by reference.


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              Simultaneously with their execution and delivery of the
         Merger Agreement, the Company and Williams entered into a Stock Option Agreement, dated as of December 12, 1994 (the "Stock Option Agreement"), pursuant to which the Company granted Williams the option to purchase, upon the terms and subject to the conditions set forth therein, up to 7,500,000 shares of Company Common Stock at a price of $17.50 per share. If Williams exercises the option, Transco has the right, in lieu of delivering Company Common Stock, to cancel the option for a cash payment not to exceed $2.00 per option share. The Stock Option Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference.

              A copy of the Press Release, dated December 12, 1994, issued by the Company and Williams relating to the Merger Agreement and the Stock Option Agreement is attached as Exhibit 3 hereto, and is incorporated herein by reference.

         Item 7.   Financial Statements and Exhibits

                   1. Agreement and Plan of Merger, dated as of December 12, 1994, by and among Transco Energy Company, The Williams Companies, Inc., and WC Acquisition Corp., attached as Exhibit 2 to the
                        Schedule 14D-9 filed by the Company on December 16, 1994, and incorporated herein by reference.

                   2. Stock Option Agreement, dated as of December 12, 1994, by and between Transco Energy Corporation and The Williams Companies, Inc., attached as
                        Exhibit 3 to the Schedule 14D-9 filed by the Company on December 16, 1994, and incorporated herein by reference.

                   3. Press Release, dated December 12, 1994 relating to transactions with The Williams Companies, Inc., attached as Exhibit 6 to the Schedule 14D-9 filed by the Company on December 16, 1994, and incorporated herein by reference.













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                                    SIGNATURES



                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TRANSCO ENERGY COMPANY




                                  By:  /s/ David E. Varner
                                     Name:  David E. Varner
                                     Title: Senior Vice President
                                              and General Counsel



         Date:  December 16, 1994





























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                                   EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number

           1.     Agreement and Plan of Merger, dated
                  as of December 12, 1994, by and among
                  Transco Energy Company, The Williams
                  Companies, Inc., and WC Acquisition
                  Corp., attached as Exhibit 2 to the
                  Schedule 14D-9 filed by the Company
                  on December 16, 1994, and
                  incorporated herein by reference. .......

           2.     Stock Option Agreement, dated as of
                  December 12, 1994, by and between
                  Transco Energy Corporation and The
                  Williams Companies, Inc., attached
                  as Exhibit 3 to the Schedule 14D-9
                  filed by the Company on December 16,
                  1994, and incorporated herein by
                  reference. ..............................

           3.     Press Release, dated December 12, 1994
                  relating to transactions with The
                  Williams Companies, Inc., attached as
                  Exhibit 6 to the Schedule 14D-9 filed
                  by the Company on December 16, 1994,
                  and incorporated herein by reference. ...





















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